                      SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               October 22, 1996


Commission File Number   0-22906
                       ------------


                         ABC RAIL PRODUCTS CORPORATION
            (Exact name of registrant as specified in its charter)



          DELAWARE                                            36-3498749
(State or other jurisdiction                                (IRS Employer
     of incorporation)                                 Identification Number)


                           200 SOUTH MICHIGAN AVENUE
                                  SUITE 1300
                           CHICAGO, ILLINOIS  60604
                                (312) 322-0360
         (Address and telephone number of principal executive offices)

ITEM 5.   OTHER EVENTS.
-------   ------------

          On October 22, 1996, the Company, pointing to the need to accelerate its re-engineering process to reduce delivery times, improve quality and manufacture more cost effectively, announced that it anticipates reporting lower sales and substantially lower earnings than expected for its fiscal 1997 first quarter ending October 31, 1996. See the press release filed herewith as Exhibit
99.1 for additional information regarding the strategic plant upgrades and expected lower sales and substantial earnings decline for the first quarter.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
-------   ---------------------------------

(c)  Exhibits

     99.1 Text of Press Release dated October 22, 1996 regarding the strategic plant upgrades and expected lower sales and substantial earnings decline for the first quarter.

                                  SIGNATURES
                                  ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ABC RAIL PRODUCTS CORPORATION


                              By /s/ D. Chisholm MacDonald
                                 -----------------------------------------------
                                 D. Chisholm MacDonald
                                 Senior Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer)

Date:  October 23, 1996

                                 EXHIBIT INDEX
                                 -------------

EXHIBIT                                                    SEQUENTIAL
NUMBER                  DOCUMENT DESCRIPTION               PAGE NUMBER
-------                 --------------------               -----------

  99.1     Text of Press Release dated October 22, 1996         5
           regarding the strategic plant upgrades and
           expected lower sales and substantial earnings
           decline for the first quarter.



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